Exhibit 99.1

Mentor Graphics Reports Earnings On Record Second Quarter Revenues of $157.5 Million

    WILSONVILLE, Ore.--(BUSINESS WIRE)--July 23, 2003--Mentor Graphics Corporation (Nasdaq:MENT) today reported second quarter earnings-per-share of $.12, before amortization of acquired intangibles and special charges, on record second quarter revenues of $157.5 million. First Call(R) analyst consensus estimate for the quarter was $.09. GAAP earnings-per-share were $.06. Bookings were up 25 percent over the year ago quarter, while revenues climbed 16 percent.
    "Mentor continues to execute well in a slowly improving environment and saw strength in almost all product lines. Our system design products performed very well with bookings climbing nearly 30 percent year on year. Our Calibre(R) design-to-silicon platform bookings were up over 25 percent on broad strength including the Calibre DRC(TM)/LVS, Calibre Interactive(TM), Calibre xRC(TM), Calibre MDP(TM), and Calibre RET(TM). We continue to gain momentum for resolution enhancement technology (RET) as we strengthened our customer engagements on the 90nm and 65nm process nodes," said Walden
C. Rhines, chairman and CEO of Mentor Graphics. "Additionally, based on Electronic Design Automation Consortium data, we gained four points of market share in the first quarter over the prior first quarter. This marks the third consecutive quarter of year-over-year gains, and we believe, with our continued growth in the second quarter, we have extended those gains."
    Mentor's analog/mixed-signal and custom IC design flows continued to show strong growth with bookings up nearly 70 percent in the quarter, year on year. Embedded software bookings more than doubled with many new design wins. With the general availability of Precision(TM) Synthesis this quarter, Mentor took its sales direct, lapsing a major OEM contract. With the discontinuation of the OEM contract, FPGA bookings were flat, but Mentor now owns the installed base of over 20,000 companies that it will encourage to upgrade to Precision Synthesis.
    "Europe led bookings growth with a nearly 30 percent increase, while North America and the Pacific Rim were up about 25 percent. While we are expecting a strong second half of 2003 for Japan, second quarter there was essentially flat," said Gregory K. Hinckley, president of Mentor Graphics. "The tone of the business continued to improve as we began to see the arrival of significant unforecasted orders that closed during the quarter, something we have not seen since late 2000. Book-to-bill was greater than 1.0. Also, we have renewed our $100 million credit facility through second quarter of 2006."
    Mentor continues to invest significantly in technology leadership, launching a full FPGA design flow, as well as new versions of its Calibre, FastScan(TM) ATPG, PADS(R), HyperLynx(R) signal integrity, Capital Harness(TM), analog/mixed-signal IC flow, Inventra(TM) IP, Nucleus(TM), Seamless(R) HW/SW co-verification, and Modelsim(R) products. Additionally, Mentor support launched its web-based KnowledgeBaseSM support product. Mentor Graphics support, with a total average customer response time of five minutes, continues to win industry awards including the Association of Support Professionals Top Ten Best Web Support Site award, as well as its fourth Support Center Practices (SCP) certification.
    During the quarter, Mentor acquired its Italian distributor, the Alcatel Ethernet IP business, and DDE-EDA, a leading provider of PCB design software for advanced packaging. All acquired products will continue to be supported and will be integrated into Mentor's product offerings.
    Revenue by region was 50 percent North America, 30 percent Europe, 10 percent Japan, 10 percent Pacific Rim. During the quarter, Mentor acquired 161 new customers. Gross margin excluding amortization of intangibles was 84 percent.

    Special charges were acquisition related.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $650 million and employs approximately 3,500 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: www.mentor.com.
    In the calculation of earnings, gross margin and operating expenses before amortization of acquired intangibles and special charges, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics overall performance.
    Mentor Graphics, Calibre, PADS, HyperLynx, Seamless and ModelSim are registered trademarks of Mentor Graphics Corporation. Calibre xRC, Calibre DRC, Calibre Interactive, Calibre MDP, Calibre RET FastScan, Capital Harness, Inventra, Precision and Nucleus are trademarks of Mentor Graphics Corporation. KnowledgeBase is a service mark of Mentor Graphics Corporation. All other company or product names are the registered trademarks or trademarks of their respective owners.
    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to continue selling products and services during the continuing slowdown in the electronics industry, particularly in the telecommunications, semiconductor and personal computer segments; (ii) the Company's ability to manage expenses during the current slowdown in the electronics industry; (iii) changes in accounting or reporting rules or interpretations, changes in the tax environment worldwide, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) the Company's ability to successfully integrate and manage its recent and future acquisitions; (v) the completion of customer contracts and the terms of delivery of software, hardware and other services; (vi) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industry including the risk that the Company's technology, products or inventory become obsolete; (vii) the overall instability of diverse economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, or war in the Middle East or elsewhere (viii) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results, and (ix) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.




                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                              Three Months Ended    Six Months Ended
                                   June 30,             June 30,
                             -----------------------------------------
                                2003         2002      2003      2002
                             -----------------------------------------
Revenues:
  System and software        $   87,791  $ 67,401  $179,603  $135,302
  Service and support            69,677    68,008   137,205   128,111
                             ----------- --------- --------- ---------

    Total revenues              157,468   135,409   316,808   263,413
                             ----------- --------- --------- ---------

Cost of revenues:
  System and software             4,781    11,295     9,596    15,882
  Service and support            20,758    20,647    41,461    40,459
  Amortization of purchased
   technology                     2,269     1,784     4,478     2,256
                             ----------- --------- --------- ---------

    Total cost of revenues       27,808    33,726    55,535    58,597
                             ----------- --------- --------- ---------

    Gross margin                129,660   101,683   261,273   204,816
                             ----------- --------- --------- ---------

Operating expenses:
  Research and development       43,965    40,305    86,841    75,913
  Marketing and selling          58,708    54,409   117,897   102,080
  General and administration     17,160    18,682    36,143    35,261
  Amortization of intangibles       931       537     2,076       537
  Special charges                 1,800    20,317     3,163    25,106
                             ----------- --------- --------- ---------

    Total operating expenses    122,564   134,250   246,120   238,897
                             ----------- --------- --------- ---------

Operating income (loss)           7,096   (32,567)   15,153   (34,081)
  Other income, net               1,925       596     2,412     4,598
  Interest expense               (3,929)   (3,487)   (7,974)   (3,778)
                             ----------- --------- --------- ---------

  Income (loss) before income
   taxes                          5,092   (35,458)    9,591   (33,261)
  Income tax expense              1,018     1,133     1,918     1,572
                             ----------- --------- --------- ---------

    Net income (loss)        $    4,074  $(36,591) $  7,673  $(34,833)
                             =========== ========= ========= =========

  Net income (loss) per
   share:
    Basic                    $      .06  $   (.56) $    .11  $   (.53)
                             =========== ========= ========= =========
    Diluted                  $      .06  $   (.56) $    .11  $   (.53)
                             =========== ========= ========= =========

  Weighted average number of
  shares outstanding:
    Basic                        67,389    65,501    67,362    65,364
                             =========== ========= ========= =========
    Diluted                      69,522    65,501    68,901    65,364
                             =========== ========= ========= =========



                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                   Three Months Ended June 30, 2003
                                   GAAP     Adjustments     Pro Forma
                                --------------------------------------
Revenues:
  System and software           $   87,791   $       -     $   87,791
  Service and support               69,977           -         69,977
                                -----------  ----------    -----------

    Total revenues                 157,468           -        157,468
                                -----------  ----------    -----------

Cost of revenues:
  System and software                4,781           -          4,781
  Service and support               20,758           -         20,758
  Amortization of purchased
   technology                        2,269      (2,269)(1)          -
                                -----------  ----------    -----------

    Total cost of revenues          27,808      (2,269)        25,539
                                -----------  ----------    -----------

    Gross margin                   129,660       2,269        131,929
                                -----------  ----------    -----------

    Gross margin percentage           82.3%                     83.8%
                                -----------  ----------    -----------

Operating expenses:
  Research and development          43,965           -         43,965
  Marketing and selling             58,708           -         58,708
  General and administration        17,160           -         17,160
  Amortization of intangible
   assets                              931        (931)(1)          -
  Special charges                    1,800      (1,800)(2)          -
                                -----------  ----------    -----------

    Total operating expenses       122,564      (2,731)       119,833
                                -----------  ----------    -----------

Operating income                     7,096       5,000         12,096
  Other income, net                  1,925           -          1,925
  Interest expense                  (3,929)          -         (3,929)
                                -----------  ----------    -----------

  Income before income taxes         5,092       5,000         10,092
  Income tax expense                 1,018       1,000 (3)      2,018
                                -----------  ----------    -----------

    Net income                  $    4,074   $   4,000     $    8,074
                                ===========  ==========    ===========

  Net income per share:
    Basic                       $      .06                 $      .12
                                ===========                ===========
    Diluted                     $      .06                 $      .12
                                ===========                ===========
  Weighted average number of
  shares outstanding:
    Basic                           67,389                     67,389
                                ===========                ===========
    Diluted                         69,522                     69,522
                                ===========                ===========

  (1) Non-cash amortization of intangible assets.

  (2) Merger and acquisition charges.

  (3) Income tax expense calculation assumes an effective tax rate of 20%.



                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                     Three Months Ended June 30, 2002
                                    GAAP      Adjustments    Pro Forma
                                    ----------------------------------
Revenues:
  System and software               $ 67,401  $        -     $ 67,401
  Service and support                 68,008           -       68,008
                                    --------- -----------    ---------

    Total revenues                   135,409           -      135,409
                                    --------- -----------    ---------

Cost of revenues:
  System and software                 11,295           -       11,295
  Service and support                 20,647           -       20,647
  Amortization of purchased
   technology                          1,784      (1,784)(1)        -
                                    --------- -----------    ---------

    Total cost of revenues            33,726      (1,784)      31,942
                                    --------- -----------    ---------

    Gross margin                     101,683       1,784      103,467
                                    --------- -----------    ---------

    Gross margin percentage             75.1%                   76.4%
                                    ---------                ---------

Operating expenses:
  Research and development            40,305           -       40,305
  Marketing and selling               54,409           -       54,409
  General and administration          18,682           -       18,682
  Amortization of intangible assets      537        (537)(1)        -
  Special charges                     20,317     (20,317)(2)        -
                                    --------- -----------    ---------

    Total operating expenses         134,250     (20,854)     113,396
                                    --------- -----------    ---------

Operating income (loss)              (32,567)     22,638       (9,929)
  Other income, net                      596           -          596
  Interest expense                    (3,487)          -       (3,487)
                                    --------- -----------    ---------

  Income (loss) before income taxes  (35,458)     22,638      (12,820)
  Income tax expense (benefit)         1,133      (3,697)(3)   (2,564)
                                    --------- -----------    ---------

    Net income (loss)               $(36,591) $   26,335     $(10,256)
                                    ========= ===========    =========

  Net income (loss) per share:
    Basic                           $   (.56)                $   (.16)
                                    =========                =========
    Diluted                         $   (.56)            (4) $   (.16)
                                    =========                =========
  Weighted average number of
  shares outstanding:
    Basic                             65,501                   65,501
                                    =========                =========
    Diluted                           65,501                   65,501
                                    =========               1=========

 (1) Non-cash amortization of intangible assets.

 (2) Merger, acquisition, restructuring and other charges.

 (3) Income tax expense calculation assumes an effective tax rate of 20%.

 (4) Common stock equivalents related to stock options and warrants are anti-dilutive in a net loss period and therefore are not included in diluted net loss per share for the three months ended June 30, 2002.



                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                      Six Months Ended June 30, 2003
                                      GAAP    Adjustments    Pro Forma
                                    ----------------------------------
Revenues:
  System and software               $179,603   $       -     $179,603
  Service and support                137,205           -      137,205
                                    ---------  ----------    ---------

    Total revenues                   316,808           -      316,808
                                    ---------  ----------    ---------

Cost of revenues:
  System and software                  9,596           -        9,596
  Service and support                 41,461           -       41,461
  Amortization of purchased
   technology                          4,478      (4,478)(1)        -
                                    ---------  ----------    ---------

    Total cost of revenues            55,535      (4,478)      51,057
                                    ---------  ----------    ---------

    Gross margin                     261,273       4,478      265,751
                                    ---------  ----------    ---------

    Gross margin percentage             82.5%                   83.9%
                                    ---------                ---------

Operating expenses:
  Research and development            86,841           -       86,841
  Marketing and selling              117,897           -      117,897
  General and administration          36,143           -       36,143
  Amortization of intangible assets    2,076      (2,076)(1)        -
  Special charges                      3,163      (3,163)(2)        -
                                    ---------  ----------    ---------

    Total operating expenses         246,120      (5,239)     240,881
                                    ---------  ----------    ---------

Operating income                      15,153       9,717       24,870
  Other income, net                    2,412           -        2,412
  Interest expense                    (7,974)          -       (7,974)
                                    ---------  ----------    ---------

  Income before income taxes           9,591       9,717       19,308
  Income tax expense                   1,918       1,944 (3)    3,862
                                    ---------  ----------    ---------

    Net income                      $  7,673   $   7,773     $ 15,446
                                    =========  ==========    =========

  Net income per share:
    Basic                           $    .11                 $    .23
                                    =========                =========
    Diluted                         $    .11                $    .22
                                    =========                =========
  Weighted average number of
  shares outstanding:
    Basic                             67,362                   67,362
                                    =========                =========
    Diluted                           68,901                   68,901
                                    =========                =========

 (1) Non-cash amortization of intangible assets.

 (2) Merger, acquisition, restructuring and other charges.

 (3) Income tax expense calculation assumes an effective tax rate of 20%.



                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                      Six months Ended June 30, 2002
                                    GAAP      Adjustments    Pro Forma
                                    ----------------------------------
Revenues:
  System and software               $135,302  $        -     $135,302
  Service and support                128,111           -      128,111
                                    ---------  ----------    ---------

    Total revenues                   263,413           -      263,413
                                    ---------  ----------    ---------

Cost of revenues:
  System and software                 15,882           -       15,882
  Service and support                 40,459           -       40,459
  Amortization of purchased
   technology                          2,256      (2,256)(1)        -
                                    ---------  ----------    ---------

    Total cost of revenues            58,597      (2,256)      56,341
                                    ---------  ----------    ---------

    Gross margin                     204,816       2,256      207,072
                                    ---------  ----------    ---------

    Gross margin percentage             77.8%                   78.6%
                                    ---------                ---------

Operating expenses:
  Research and development            75,913           -       75,913
  Marketing and selling              102,080           -      102,080
  General and administration          35,261           -       35,261
  Amortization of intangible assets      537        (537)(1)        -
  Special charges                     25,106     (25,106)(2)        -
                                    ---------  ----------    ---------

    Total operating expenses         238,897     (25,643)     213,254
                                    ---------  ----------    ---------

Operating income (loss)              (34,081)     27,899       (6,182)
  Other income, net                    4,598           -        4,598
  Interest expense                    (3,778)          -       (3,778)
                                    ---------  ----------    ---------

  Income (loss) before income taxes  (33,261)     27,899       (5,362)
  Income tax expense (benefit)         1,572      (2,645)(3)   (1,073)
                                    ---------  ----------    ---------

    Net income (loss)               $(34,833) $   30,544     $ (4,289)
                                    ========= ===========    =========

  Net income (loss) per share:
    Basic                           $   (.53)                $   (.07)
                                    =========                =========
    Diluted                         $   (.53)           (4) $   (.07)
                                    =========                =========
  Weighted average number of
  shares outstanding:
    Basic                             65,364                   65,364
                                    =========                =========
    Diluted                           65,364                  65,364
                                    =========                =========

 (1) Non-cash amortization of intangible assets.

 (2) Merger, acquisition, restructuring and other charges.

 (3) Income tax expense calculation assumes an effective tax rate of 20%.

 (4) Common stock equivalents related to stock options and warrants are anti-dilutive in a net loss period and therefore are not included in diluted net loss per share for the six months ended June 30, 2002.




                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)

                                            As of          As of
                                           June 30,      December 31,
                                             2003          2002
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments        $      47,425  $      38,826
  Trade accounts receivable, net                74,257         77,960
  Term receivables, short-term                  97,812         81,697
  Prepaid expenses and other                    28,524         24,884
  Deferred income taxes                         17,151         16,827
                                         -------------- --------------

    Total current assets                       265,169        240,194

Property, plant and equipment, net              87,783         90,259
Term receivables, long-term                     74,993         78,431
Intangibles, net                               347,202        342,171
Other assets                                    47,302         53,793
                                         -------------- --------------
    Total assets                         $     822,449  $     804,848
                                         ============== ==============

Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                  $      20,137  $      17,670
  Accounts payable                              16,190         17,110
  Income taxes payable                          33,954         40,784
  Accrued payroll and related liabilities       54,117         51,250
  Accrued liabilities                           33,886         45,233
  Deferred revenue                              90,392         72,902
                                         -------------- --------------
    Total current liabilities                  248,676        244,949

Long-term notes payable                        177,071        177,685
Other long-term liabilities                     17,707         19,275
                                         -------------- --------------
    Total liabilities                          443,454        441,909
                                         -------------- --------------
Minority interest                                3,269          3,219
Stockholders' equity:
  Common stock                                 301,987        297,995
  Deferred compensation                         (3,738)        (4,761)
  Retained earnings                             57,540         49,867
  Accumulated other comprehensive income        19,937         16,619
                                         -------------- --------------
    Total stockholders' equity                 375,726        359,720
                                         -------------- --------------
    Total liabilities and stockholders'
     equity                              $     822,449  $     804,848
                                         ============== ==============



                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)

                       Three Months Ended        Six Months Ended
                             June 30,                 June 30,
                     -------------------------------------------------
                        2003        2002         2003        2002
                     -------------------------------------------------
Operating Cash Flows:
Net income (loss)    $    4,074  $   (36,591) $    7,673  $   (34,833)
   Depreciation and
    amortization         11,917        7,802      24,041       12,896
   Other adjustments
    to reconcile
    operating cash       (1,314)      16,866      (2,802)      18,732
   Changes in working
    capital              (2,123)       6,588      (2,698)       1,571
                     ----------- ------------ ----------- ------------

Net cash provided by
 (used in) operating
 activities              12,554       (5,335)     26,214       (1,634)
Net cash provided by
 (used in) investing
 activities             (19,692)    (175,885)    (19,474)    (262,051)
Net cash provided by
 financing activities     3,691      149,310       5,590      177,423
Effect of exchange
 rate changes on cash
 and cash equivalents       187          649         126          499
                     ----------- ------------ ----------- ------------
Net change in cash
 and cash equivalents    (3,260)     (31,261)     12,456      (85,763)
Cash and cash
 equivalents at
 beginning of period     50,685       69,527      34,969      124,029
                     ----------- ------------ ----------- ------------
Cash and cash
 equivalents at end
 of period           $   47,425  $    38,266  $   47,425  $    38,266
                     =========== ============ =========== ============


    CONTACT:  Mentor Graphics Corporation
              Ryerson Schwark, 503-685-1462
              ryschwark@mentor.com
              or
              Dennis Weldon, 503-685-1462
              dennisweldon@mentor.com